EXHIBIT 10.21

LAFAYETTE ENERGY CORP

November 15, 2024

Via Email

Heavy Sweet Oil LLC

Attn:  Steven Byle

2511 South Redwood Rd

Woods Cross, UT 84087

Subject:  Amendment No. 2 Letter to Farm-In Agreement

Dear Mr. Byle:

Reference is made to that certain Farm-In Agreement between Lafayette Energy Corp, a Delaware corporation (the “LEC” or “Buyer”), and Heavy Sweet Oil LLC (“HSO” or “Seller”), dated as March 7, 2024, as amended to date (the “Original Farm-In Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Original Farm-In Agreement.

LEC and HSO hereby agree that the Closing shall be November 15, 2024.

LEC and HSO also agree that within ten (10) business days of Closing, HSO shall (x) execute, acknowledge and deliver to LEC the Assignment and the Certificate of Non-Foreign Status as provided in Sections 1.3(b)(1) and (2) of the Original Farm-In Agreement and (y) execute and deliver to LEC the Restricted Stock Agreement as provided in Sections 1.2 and 1.3(a)(2) of the Original Farm-In Agreement.

LEC and HSO also agree that as soon as reasonably practicable after Closing, but no later than ninety (90) days after Closing, (x) HSO shall deliver a copy of the Records to LEC as provided in Section 1.3(c) of the Original Farm-In Agreement, and (y) the Parties shall enter into an Operating Agreement as provided in Section 1.3(d) of the Original Farm-In Agreement.

LEC and HSO also agree that, upon delivery of the later of the Assignment, Certificate of Non-Foreign Status, and Restricted Stock Agreement as provided above, LEC shall issue to HSO the Closing Shares.

By executing this Amendment Letter, LEC and HSO agree to amend the Original Farm-In Agreement as set forth herein as of the date this Amendment Letter is executed as set forth in the signature page hereto.  Except as specifically set forth herein, all terms and conditions of the Original Farm-In Agreement shall remain in full force and effect, unmodified in any manner.

[Signature page follows]

Sincerely, LAFAYETTE ENERGY CORP

/s/ Michael K. Peterson
Michael L. Peterson
President and Chief Executive Officer

Acknowledged and agreed: HEAVY SWEET OIL LLC

/s/ Steven Byle
Steven Byle, Chairman and Chief Executive Officer

Execution Date: 11/18/2024

[Signature Page to Amendment Letter]